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Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
New Century Financial Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                      /s/ KPMG LLP

Los Angeles, California
October 24, 2003

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  Exhibit 23.2
CONSENT OF INDEPENDENT AUDITORS